Exhibit 99.7

          REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of April 6, 2004, by and among KERR-MCGEE CORPORATION, a Delaware corporation ("Parent"), WESTPORT ENERGY LLC, a Delaware limited liability company ("WELLC"), MEDICOR FOUNDATION, a Liechtenstein foundation ("Medicor"), and EQT INVESTMENTS, LLC, a Delaware limited liability company and successor-in-interest to ERI Investments, Inc. ("EQT" and each of WELLC, Medicor and EQT, individually, a "Holder," and, collectively, the "Holders").
          ------------------------------------------------------------

                                  INTRODUCTION

     Each of the Holders will receive certain shares of Parent's common stock, par value $1 per share (the "Parent Common Stock"), in respect of the common stock of the Company, par value $.01 per share (the "Company Common Stock"), now beneficially owned by such Holder, upon the consummation of the merger of the Company with and into a wholly-owned subsidiary of Parent (the "Merger") pursuant to an Agreement and Plan of Merger, dated as of April 6, 2004 (the "Merger Agreement"), among the Company, Parent and such wholly-owned subsidiary of Parent.

     Each of the Holders and certain other stockholders of the Company are parties to a Registration Rights Agreement, dated as of October 1, 2003 (the "Company Registration Rights Agreement"). As a condition to its willingness to enter into the Merger Agreement, Parent has required that each of the Holders and the other stockholders of the Company that are parties to the Company Registration Rights Agreement agree, and each such Holder and other stockholder is willing to agree, to terminate in its entirety the Company Registration Rights Agreement effective as of the closing of the Merger.

     In connection the agreement to terminate the Company Registration Rights Agreement, each of the Holders and Parent desire to enter into this Agreement providing for, among other things, certain registration rights applicable to the Holders in connection with the Merger.

     In consideration of the agreement to terminate the Company Registration Rights Agreement, and the representations, warranties, covenants and conditions herein and in the Merger Agreement, the parties hereto hereby agree as follows:

                                   SECTION 1
                               REGISTRATION RIGHTS

     1.1 Certain Definitions. As used in this Agreement:

          (a) The term "beneficially owned" refers to the meaning of such term as provided in Rule 13d-3 promulgated under the Exchange Act.

          (b) The term "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time.

          (c) The term "person" means any person, individual, corporation, partnership, limited liability company, trust or other non-governmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

          (d) The term "Holder" means each stockholder of the Company set forth on the signature pages hereto (and any permitted assignee of such stockholder pursuant to Section 5.3), provided, however, that any such person shall cease to be a Holder at such time as the registration rights to which such person is entitled hereunder terminate pursuant to Section 1.9.

          (e) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering by the SEC of the effectiveness of such registration statement.

          (f) The term "Registrable Securities" means (i) Parent Common Stock to be issued to the Holders pursuant to the Merger, (ii) any Parent Common Stock issued to the Holders by Parent upon any stock split, stock dividend, recapitalization, or similar event, and (iii) any securities of any person issued or issuable in respect of such Parent Common Stock as a result of a merger, consolidation, sale of assets, sale or exchange of capital stock or similar transaction.

          (g) The term "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

          (h) The term "SEC" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          (i) The term "Transfer" means offer, sell, contract to sell or otherwise dispose of.

          (j) All other capitalized terms used but not defined herein have the meanings set forth in the Merger Agreement.

     1.2 Shelf Registration. Parent shall use its reasonable efforts to file promptly (and in any event within 30 days) after filing of the Registration Statement on Form S-4 to be filed in connection with the Merger, a registration statement on Form S-3 or other appropriate form pursuant to Rule 415 under the Securities Act (the "Registration Statement"), and shall use its reasonable efforts to file such other documents as may be necessary to cause the Registration Statement to be declared effective by the SEC at the Effective Time or as soon as practicable thereafter (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable "blue sky" or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as would permit or facilitate the sale and distribution by the Holders of all of the Registrable Securities then outstanding (other than any Registrable Securities which any Holder may direct Parent to exclude from such registration); provided, however, that Parent shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Article 1 in any particular jurisdiction in which Parent would be required to execute a general consent to service of process in effecting such registration, qualification or compliance (unless Parent is already subject to service in such jurisdiction and except as may be required by the Securities Act) or to qualify as a foreign corporation in any jurisdiction where Parent is not so qualified.

     1.3 Offerings off the Shelf Registration Statement.

          (a) Each Holder may from time to time specify by notice to Parent the specific manner of Transferring of all or any portion of its Registrable Securities (each, an "Offering"); provided, that such notice must be given prior to the earlier of (i) the first anniversary of the Effective Time, or
     (ii) the Transfer of all such Holder's Registrable Securities, and Parent shall take such action as may be required of it pursuant to Section 1.4 to effect such Offering in accordance with such notice. Notwithstanding the foregoing, WELLC may not request that an Offering pursuant to this Agreement be underwritten, and Medicor and EQT may only specify on one occasion pursuant to this Agreement that an Offering is to be underwritten.

          (b) If Medicor or EQT (the "Requesting Holder") intends that an Offering is to be underwritten, the Requesting Holder shall so specify to the other Holders whose Registrable Securities have previously not been sold in an underwritten Offering pursuant to this Agreement (the "Other Holders") by written notice, in addition to providing notice to Parent pursuant to subsection (a) above (indicating the number of Registrable Securities to be offered, the method of distribution and the name(s) of the managing underwriter(s), which shall be reasonably acceptable to Parent). Upon receipt of such notice, the Other Holders shall have the right to participate in such underwritten Offering by giving written notice to the Requesting Holder and to Parent as promptly as practicable but no later than 15 days thereafter, indicating the number of Registrable Securities to be included in the underwritten Offering; provided, however, that the Other Holders shall not have the right to participate in such underwritten Offering if (in the written opinion of the managing underwriter(s)) such underwritten Offering is of a type that the Other Holders are not reasonably capable of participating in; and provided, further, that such participation shall be limited to an amount of Registrable Securities of such Other Holders that, when combined with the Registrable Securities of the Requesting Holder, does not (in the written opinion of the managing underwriter(s)) exceed the maximum amount of Registrable Securities which can be marketed (i) at a price reasonably related to the then current market value of such securities, or (ii) without otherwise materially and adversely affecting the entire Offering. By electing to participate in a Requesting Holder's underwritten Offering, the Other Holders will waive their right under this Section 1.3 to request an underwritten Offering; provided, that if, after the Other Holders have elected to participate in the Requesting Holder's underwritten Offering, the managing underwriter(s) reduce the number of Other Holder's Registrable Securities to be included in the underwritten Offering, the Other Holders may withdraw from the Offering and their right under this Section 1.3 to request an underwritten Offering shall not be waived. If requested in writing by the managing underwriters with respect to any Offering that is to be underwritten (and in which the Other Holders are reasonably capable of participating), each Holder agrees not to effect any public sale or distribution of Registrable Securities, or any securities convertible into or exchangeable or exercisable for Registrable Securities, pursuant to the Registration Statement (other than pursuant to such underwritten Offering), during the period reasonably requested by the managing underwriters not to exceed seven days prior to and 30 days following the pricing of such underwritten Offering.

     1.4  Obligations  of  Parent.   In  connection  with  any  registration  of
Registrable Securities pursuant to this Article 1, Parent shall:

          (a) Use its reasonable efforts to cause the Registration Statement to be declared effective by the SEC at the Effective Time or as soon as practicable thereafter and to remain effective until the earlier to occur of (x) the first anniversary of the effectiveness of the Registration Statement (subject to extension to reflect any Suspension Period) and (y) such period as will terminate when all of the securities covered by the Registration Statement have been disposed of in accordance with the intended methods of disposition thereof by the Holders; provided that, notwithstanding the foregoing clause (x), with respect to an Offering for which Parent has received notice in accordance with Section 1.3 and which is intended to occur within a reasonable period of time (but no later than 90 days) following such notice, Parent will use its reasonable efforts to cause the Registration Statement to remain effective for such longer period (not to exceed five years after the Registration Statement is first declared effective) as in the opinion of counsel for any underwriters a prospectus is required by law to be delivered in connection with any such Offering by an underwriter or dealer with respect to those Registrable Securities subject to such Offering.

          (b) Use its reasonable efforts to cause the Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date thereof (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the SEC promulgated thereunder and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (as applicable, in light of the circumstances under which they were made) not misleading.

          (c) Prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus (the "Prospectus") used in connection therewith as may be necessary to make and to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities proposed to be registered in such Registration Statement in accordance with the terms of any Offering. A reasonable time prior to the filing of the Registration Statement or any prospectus or any amendment or supplement thereto, Parent will provide copies of such documents to the Holders participating in such Offering and provide such Holders and their counsel with an adequate opportunity to review and comment thereon.

          (d) Furnish to the participating Holders such number of copies of any Prospectus (including any preliminary Prospectus and any amended or supplemented Prospectus), in conformity with the requirements of the Securities Act, as the Holders may reasonably request in order to effect the offering and sale of the shares of Registrable Securities to be offered and sold, but only while Parent shall be required under the provisions hereof to cause the Registration Statement to remain effective.

          (e) Subject to the proviso to Section 1.2, use its reasonable efforts to register or qualify the shares of Registrable Securities covered by the Registration Statement under the securities or "blue sky" laws of such states as the participating Holders shall reasonably request and maintain any such registration or qualification current until the earlier to occur of the time periods set forth in Section 1.4(a).

          (f) Promptly notify each Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period referred to in Section 1.4(a), of Parent's becoming aware that the prospectus included in the Registration Statement, or as such prospectus may be amended or supplemented, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such Holder to promptly prepare and furnish to such Holder a number of copies of an amendment or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading in the light of the circumstances then existing. In the event Parent shall give any such notice, each Holder shall immediately suspend use of the prospectus.

          (g) Cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by Parent are then listed and, if not so listed, to be listed on the Nasdaq National Market or the New York Stock Exchange.

          (h) Provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of the Registration Statement.

          (i) In connection with any Offering that is to be underwritten, enter into such customary agreements (including underwriting agreements in customary form for similar offerings) and take all such other actions as a Holder or the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities in accordance with terms of any Offering.

          (j) Make reasonably available for inspection by any Holder of Registrable Securities, any underwriter participating in any Offering, and any attorney, accountant or other agent retained by any such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of Parent, and use its reasonable efforts to cause Parent's officers, directors, employees and independent accountants to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such Offering (including, with respect to any Offering that is to be underwritten, using its reasonable efforts to furnish to the underwriters for such Offering a cold comfort letter from Parent's accountant in customary form covering such matters as are customarily covered by such letters).

          (k) In connection with any Offering that is to be underwritten, use its reasonable efforts to provide to the underwriters for such Offering a legal opinion of Parent's outside counsel with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature.

          (l) In connection with any Offering that is to be underwritten, make reasonably available its employees and personnel and otherwise provide reasonable and customary assistance to any underwriters in the marketing of Registrable Securities pursuant to such underwritten Offering.

          (m) If requested in writing by the managing underwriters, with respect to any Offering that is to be underwritten, Parent agrees not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, in each case for its own account, during the time period reasonably requested by the managing underwriters, not to exceed seven days prior to and 60days following the pricing of any underwritten Offering (except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8 or any successor forms).

          (n) Reasonably cooperate with the Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be Transferred and not bearing any restrictive legends and enable such Registrable Securities to be in such denominations and registered in such names as the Holders may reasonably request at least one business day prior to the closing of any sale of Registrable Securities.

     1.5 Suspension of Use. In the event that, in the reasonable judgment of Parent (after consultation with outside counsel), it is advisable to suspend use by the Holders of the Registration Statement because Parent is conducting negotiations for a material business combination or due to pending material developments or events that have not yet been publicly disclosed and as to which Parent believes public disclosure will be prejudicial to Parent, Parent shall deliver to the Holders notice in writing to the effect of the foregoing, and Parent may suspend the effectiveness of the Registration Statement for up to 30 consecutive days (a "Suspension Period") in any 90-day period. Notwithstanding the foregoing, the aggregate duration of any Suspension Period shall not exceed 90 days in any 365-day period. Upon receipt of such notification, the Holders will immediately suspend all offers and Transfers of any Registrable Securities pursuant to the Registration Statement until the earlier of (i) the expiration of such Suspension Period or (ii) such time as Parent notifies the Holders in writing that such Suspension Period is ended. Parent will use its reasonable efforts to ensure that the Registration Statement may be used as promptly as practicable after the expiration of the Suspension Period.

     1.6 Expenses.

          (a) Except as otherwise provided in this Agreement, all expenses incurred by Parent in connection with any registration pursuant to Section 1 of this Agreement shall be borne by Parent. The costs and expenses of any such registration shall include, without limitation, the fees and expenses of Parent's counsel and its accountants and all other costs and expenses of Parent incident to the preparation, printing and filing under the Securities Act of the Registration Statement and all amendments and supplements thereto and the cost of furnishing copies of each preliminary prospectus, each final prospectus and each amendment or supplement thereto to dealers and other purchasers of the securities so registered, the costs and expenses incurred in connection with the qualification of such securities so registered under the "blue sky" laws of various jurisdictions, the fees and expenses of Parent's transfer agent and all other costs and expenses incurred by Parent of complying with the provisions of this Section 1 with respect to such registration (collectively, "Registration Expenses").

          (b) Excluding the Registration Expenses, the participating Holders shall pay all other expenses incurred on their behalf with respect to any registration pursuant to this Section 1, including, without limitation, any counsel for the Holders and any underwriting fees or discounts.

     1.7 Indemnification.

          (a) In connection with the registration hereunder, Parent agrees to indemnify and hold harmless, to the extent permitted by law, each Holder, its officers and directors and each person who controls such Holder (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several (or actions or proceedings, whether commenced or threatened, in respect thereof), to which such Holder or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained (A) in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (B) in any application or other document or communication (in this Section 1.7 collectively called an "application") executed by or on behalf of Parent or based upon written information furnished by or on behalf of Parent filed in any jurisdiction in order to qualify any securities covered by such registration statement under the "blue sky" or securities laws thereof, or
     (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and Parent will reimburse such Holder and each such director, officer and controlling person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that Parent shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to Parent by such Holder expressly for use therein or by such Holder's failure to deliver a copy of any registration statement or prospectus or any amendments or supplements thereto after Parent has furnished such Holder with a sufficient number of copies of the same.

          (b) In connection with the registration hereunder, each such Holder will furnish to Parent in writing such information and documents as Parent reasonably requests for use in connection with any registration statement or prospectus and any amendment or supplement thereto and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1 (including, without limitation, a "plan of distribution" section, reasonably acceptable to Parent) and, to the extent permitted by law, will indemnify and hold harmless Parent, its directors and officers and each other person who controls Parent (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, to which Parent or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to Parent by such Holder expressly for use therein, and such Holder will reimburse Parent and each such director, officer and controlling person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the obligation to indemnify will be individual to each Holder and will be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or (within a reasonable time) elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the Transfer of Registrable Securities by any Holder thereof. Parent also agrees to make such provisions, to the full extent provided by law, for contribution to any indemnified party in the event Parent's indemnification pursuant to
     Section 1.7(a) is unavailable for any reason.

     1.8 Information by Holder. Each Holder covenants and agrees that any information provided to Parent pursuant to this Agreement shall not contain any untrue statement of a material fact relating to or provided by such Holder, or omit to state any material fact relating to or provided by such Holder required to be stated or necessary to make such statements, in the light of the circumstances under which they were made, not misleading.

     1.9 Termination of Registration Rights. The registration rights granted pursuant to this Article 1 shall terminate as to any Holder upon the earlier to occur of the time periods set forth in Section 1.4(a); provided, however, that the provisions of Section 1.7 shall survive such termination with respect to claims and liabilities arising out of actions, statements, or omissions occurring prior to such termination.

                                   SECTION 2
              CERTAIN REPRESENTATIONS AND WARRANTIES OF THE HOLDERS

Each Holder, severally and not jointly, represents and warrants to Parent as follows:

     2.1 Binding Agreement. Each Holder has the capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. Each Holder has duly and validly executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation of each Holder, enforceable against each Holder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

     2.2 No Conflict. Neither the execution and delivery of this Agreement by each Holder, nor the performance by each Holder of its obligations hereunder will, (i) require any consent, approval, authorization or permit of, registration, declaration or filing (except for such filings as may be required under the federal securities laws and the rules and regulations thereunder, any "blue sky" or other state securities laws or as would not reasonably be expected to prevent or materially delay or otherwise impair each Holder's ability to perform its obligations hereunder) with, or notification to, any governmental entity, (ii) if each Holder is an entity, result in a violation of, or default under, or conflict with any provision of its certificate of incorporation, bylaws, partnership agreement, limited liability company agreement or similar organizational documents, (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, or acceleration) under any contract, trust, agreement, instrument, commitment, arrangement or understanding applicable to each Holder or each Holder's Registrable Securities, or result in the creation of a security interest, lien, charge, encumbrance, equity or claim with respect to any of each Holder's Registrable Securities, except, in the case of clause (iii), as would not prevent or materially delay or otherwise materially impair each Holder's ability to perform its obligations hereunder,
(iv) require any consent, authorization or approval of any person other than a governmental entity, except, in the case of clause (iv), as would not reasonably be expected to prevent, materially delay or otherwise materially impair each Holder's ability to perform its obligations hereunder or (v) violate or conflict with any order, writ, injunction, decree, rule, regulation or law applicable to each Holder or each Holder's Registrable Securities.

                                   SECTION 3
                CERTAIN REPRESENTATIONS AND WARRANTIES OF PARENT

Parent represents and warrants to the Holders as follows:

     3.1 Binding Agreement. Parent is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Parent, and no other corporate proceedings on the part of Parent are necessary to authorize the execution, delivery and performance of this Agreement by Parent and the consummation of the transactions contemplated hereby (except as described in Section 4.2 of the Merger Agreement). Parent has duly and validly executed this Agreement and this Agreement constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

     3.2 No Conflict. Neither the execution and delivery by Parent of this Agreement, nor the performance by Parent of its obligations hereunder will, (i) require any consent, approval, authorization or permit of, registration, declaration or filing (except for such filings as may be required under the federal securities laws and the rules and regulations thereunder, any "blue sky" or other state securities laws or as would not reasonably be expected to prevent or materially delay or otherwise impair Parent's ability to perform its obligations hereunder) with, or notification to, any governmental entity, (ii) result in a violation of, or default under, or conflict with any provision of its Certificate of Incorporation or Bylaws, (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, or acceleration) under any contract, trust, agreement, instrument, commitment, arrangement or understanding applicable to Parent, except, in the case of clause
(iii), as would not prevent or materially delay or otherwise materially impair Parent's ability to perform its obligations hereunder, (iv) require any consent, authorization or approval of any person other than a governmental entity, except, in the case of clause (iv), as would not reasonably be expected to prevent, materially delay or otherwise materially impair Parent's ability to perform its obligations hereunder or (v) violate or conflict with any order, writ, injunction, decree, rule, regulation or law applicable to Parent.

                                   SECTION 4
                               CERTAIN COVENANTS

     4.1 Reporting Requirements. Parent shall use its reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, for so long as any Registrable Securities remain outstanding, if at any time Parent is not required to file such reports, it will, upon the reasonable request of any Holder, make available such information necessary to permit sales pursuant to Rule 144 under the Securities Act. Upon the request of a Holder, Parent shall promptly deliver to such Holder a written statement as to whether it has complied with such requirements.

                                   SECTION 5
                                 MISCELLANEOUS

     5.1 Governing Law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PROVISIONS THEREOF RELATING TO CONFLICTS OF
LAW).

     5.2 Jurisdiction. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any state or federal court located in New York, New York, Borough of Manhattan in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a state or federal court located in New York, New York, Borough of Manhattan.

     5.3 Successors and Assigns. This Agreement (and the rights and obligations hereunder) shall not be assigned (i) by Parent without the prior written consent of the other parties hereto, and (ii) by a Holder without the prior written consent of Parent; provided, that any Holder may, by giving notice to Parent, assign its rights and obligations hereunder in connection with the Transfer of all but not less than all of the such Holder's Registrable Securities to a person which controls, is controlled by or is under common control with such Holder. This Agreement will be binding upon, inure to the benefit of and be enforceable by each party and such party's heirs, beneficiaries, executors, successors, representatives and permitted assigns.

     5.4 Third Party Beneficiaries. This Agreement is not intended and shall not be construed to create any rights or remedies in any parties other than the Holders and Parent and no other person shall assert any rights as third party beneficiary hereunder.

     5.5 Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

     5.6 Amendment. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto; provided, that with respect to the obligations of any individual Holder under this Agreement, this Agreement may be amended with the approval of such Holder and Parent notwithstanding the failure to obtain the approval of other Holders.

     5.7 Notices; Dates. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, mailed by certified mail (return receipt requested) or sent by overnight carrier or by telecopier (upon confirmation of receipt) to the parties at the following addresses or at such other address as shall be specified by the parties by like notice: (i) if to Parent, to the appropriate address set forth in Section 9 of the Merger Agreement; and (ii) if to a Holder, to the appropriate address set forth on Schedule I hereto. In the event that any date provided for in this Agreement falls on a Saturday, Sunday or legal holiday, such date shall be deemed extended to the next business day.

     5.8 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, and delivered by means of facsimile transmission or otherwise, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     5.9 Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire Agreement. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.

     5.10 Remedies. Without limiting the remedies available to the Holders, Parent acknowledges that any failure by Parent to comply with its obligations under this Agreement may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder shall be entitled to injunctive relief or the enforcement of other equitable remedies, without bond or other security, to compel performance and to prevent breaches of this Agreement by Parent and specifically to enforce the terms and provisions hereof, in addition to any other remedy to which they may be entitled, at law or in equity.

     5.11 Termination. This Agreement shall terminate and be of no further force and effect if the Merger Agreement is terminated in accordance with its terms.

     5.12 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed, individually or by its respective officer thereunto duly authorized, as of the date first written above.

                              KERR-MCGEE CORPORATION


                              By:     /s/ Gregory F. Pilcher
                              --------------------------------------------------
                              Name:   Gregory F. Pilcher
                              Title:  Senior Vice President, General Counsel and
                                      Corporate Secretary


                              EQT INVESTMENTS, LLC


                              By:     /s/ Kenneth J. Kubacki
                              --------------------------------------------------
                              Name:   Kenneth J. Kubacki
                              Title:  Vice President


                              MEDICOR FOUNDATION


                              By:     /s/ Anton M. Lotzer
                              --------------------------------------------------
                              Name:   Anton M. Lotzer
                              Title:  Chief Executive Officer

                              By:     /s/ Albin A. Johann
                              --------------------------------------------------
                              Name:   Albin A. Johann
                              Title:  Secretary


                              WESTPORT ENERGY LLC

                              By: WESTPORT INVESTMENTS LIMITED,
                                  its Managing Member

                              By:     /s/ Robert A. Haas
                              --------------------------------------------------
                              Name:   Robert A. Haas
                              Title:  Director

SCHEDULE I

Addresses for Notices:
----------------------

                  If to Parent:

                           Kerr-McGee Corporation
                           Kerr-McGee Center
                           123 Robert S. Kerr Avenue
                           Oklahoma City, Oklahoma  73102
                           Attention:  General Counsel
                           Fax:  (405) 270-3649

                  with a copy to:

                           Covington & Burling
                           1330 Avenue of the Americas
                           New York, New York  10019
                           Attention: Scott F. Smith
                           Fax:  (212) 841-1010

                  With a copy to:

                           Akin Gump Strauss Hauer & Feld LLP
                           1700 Pacific Avenue, Suite 4100
                           Dallas, Texas  75201-4675
                           Attention:  Michael E. Dillard, P.C.
                           Fax Number:  (214) 969-4343
                           Phone Number:  (214)  969-2800

                  If to Medicor:

                           Medicor Foundation
                           Landstrasse 11
                           Postfach 130
                           9495 Triesen
                           Liechtenstein
                           Attention:  Anton M. Lotzer
                           Fax Number:  (423) 233-3934
                           Phone Number:  (423) 239-6050

                  With a copy to:

                           Richard M. Petkun
                           Greenberg Traurig, LLP
                           1200 17th Street, Suite 2400
                           Denver, CO  80202
                           Telephone:  (303) 572-6500
                           Telecopy:  (303) 572-6540

                  And to:

                           Michael Russell
                           Dr. Richard J. Haas Partners
                           Dukes Court
                           32 Duke Street, St. James's
                           London, SW1Y 6DF
                           Fax Number:  020.7.321.5242
                           Phone Number:  020.7.321.5200

                  If to WELLC:

                           Westport Energy LLC
                           c/o Westport Investments Limited
                           Lyford Manor
                           Lyford Cay
                           P.O. Box N-7776
                           Nassau, Bahamas
                           Fax Number:  (242) 362-5788

                  With a copy to:

                           Richard M. Petkun
                           Greenberg Traurig, LLP
                           1200 17th Street, Suite 2400
                           Denver, CO  80202
                           Telephone:  (303) 572-6500
                           Telecopy:  (303) 572-6540

                  And to:

                           Michael Russell
                           Dr. Richard J. Haas Partners
                           Dukes Court
                           32 Duke Street, St. James's
                           London, SW1Y 6DF
                           Fax Number:  020.7.321.5242
                           Phone Number:  020.7.321.5200

                  If to EQT Investments, LLC:

                           EQT Investments, LLC
                           801 West Street, 2nd Floor
                           Wilmington, DE 19801-1545
                           Attention: Treasurer
                           Telephone: (302) 656-5590
                           Telecopy: (302) 428-1410

                  With a copy to:

                           Johanna G. O'Loughlin
                           Vice President, General Counsel and Secretary Equitable Resources, Inc.
                           One Oxford Centre, Suite 3300
                           Pittsburgh, PA 15219
                           Telephone: (412) 553-7760
                           Telecopy: (412) 553-5970

                  And to:

                           Stephen W. Johnson, Esquire
                           Reed Smith LLP
                           435 Sixth Avenue
                           Pittsburgh, PA 15219-1886
                           Telephone: (412) 288-3131
                           Telecopy: (412) 288-3063